SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


       Date of Report (date of earliest event reported) December 13, 2005


                                  EQUICAP, INC.
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)


                                     Nevada
                  --------------------------------------------
                 (State or other jurisdiction of incorporation)


         0-31091                                          33-0652593
 ----------------------                        ------------------------------
(Commission File Number)                      (IRS Employer Identification No.)


12373 E. Cornell Avenue, Aurora, Colorado                     80014
 --------------------------------------                      --------
(Address of principal executive offices)                    (Zip Code)

Registrant's telephone number, including area code:  (303) 478-4442

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act.

Item 1.01  Entry into a Material Definitive Agreement

     On December 13, 2005, the Registrant entered into an Amendatory Agreement with Duluth Venture Capital Partners, LLC ("Duluth") with respect to $132,912 in accounts payable owed by the Registrant. Duluth had purchased such accounts payable from the Registrant's sole officer and director, Stephen M. Siedow. The accounts payable reflect amounts advanced by Mr. Siedow for accounting, legal and other expenses of the Registrant. Pursuant to the Amendatory Agreement, the Registrant agreed to convert the accounts payable into a Convertible Promissory Note ("Note"). The Note is non-interest bearing, payable on demand and convertible into 600,000 shares of Registrant common stock. As a result of this transaction, Duluth beneficially owns 600,000 shares of Registrant common stock, the only class outstanding. The Registrant has currently 390,100 outstanding shares of common stock, and therefore Duluth beneficially owns 60.6% of the Registrant's common stock and is deemed to be a control person of the Registrant. Duluth has indicated to the Registrant that it is in negotiations with a non-affiliated third party to sell the Note in connection with the identification of an acquisition candidate for the Registrant, but has no knowledge of the identity of that candidate nor the industry in which that business operates. Duluth does not have any contractual right to appoint a representative to the Board of Directors.

Item 3.02  Unregistered Sales of Equity Securities

     See response to Item 1.01.

Item 5.01  Changes in Control of Registrant

     See response to Item 1.01.

Item 9.01  Financial Statements and Exhibits

     The following exhibits are filed herewith.

     10.3 Amendatory Agreement between the Registrant and Duluth Venture Capital Partners, LLC dated December 13, 2005.

     10.4 Convertible Promissory Note in favor of Duluth Venture Capital Partners, LLC, dated December 13, 2005.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:  December 14, 2005                     EQUICAP, INC.


                                              By: /s/ Stephen M. Siedow
                                                --------------------------------
                                                      Stephen M. Siedow
                                                      President